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                                                                    EXHIBIT 23.2



            CONSENT OF ERNST & YOUNG LLP, FORMER INDEPENDENT AUDITORS


        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 10, 1997, in the Registration Statement (Form S-2 No. 333-64975), as amended and related Prospectus of Sunrise Technologies International, Inc. for the registration of 6,807,915 shares of its common stock.


                                                 /S/ Ernst & Young LLP

Palo Alto, California
December 17, 1998